                                                                 Exhibit 10.5.3


                             AMENDMENT NO. 2 TO
                         LOAN AND SECURITY AGREEMENT
                         ---------------------------


                                            January 13, 1999


The Doe Run Resources Corporation
Fabricated Products, Inc.
1801 Park 270 Drive, Suite 300
St. Louis, Missouri  63146


Ladies and Gentlemen:

        Congress Financial Corporation ("Lender") has entered into financing arrangements with The Doe Run Resources Corporation ("Doe Run") and Fabricated Products, Inc. ("Fabricated Products", and together with Doe Run, collectively "Borrowers") pursuant to which Lender has made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated March 12, 1998, by and among Lender and Borrowers (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including this letter agreement (all of the foregoing, including the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements"). All capitalized terms used herein shall have the meaning assigned thereto in the Loan Agreement, unless otherwise defined herein.

        Borrowers have requested that Lender consent to: (a) the formation of DR Land Holdings, LLC, a Delaware limited liability company ("DR Land") whose sole member is and shall be Doe Run; (b) the assignment by Doe Run to DR Land of all of Doe Run's right, title and interest in and to a Mineral Lease, dated as of January 1, 1969, by and between Leo A. Drey and Kay K. Drey, as lessors, and ASARCO, Inc. ("ASARCO"), as successor in interest to Ozark Lead Company ("Ozark"), as lessee, as amended and recorded in Reynolds County, Missouri at Book 194, Page 223 (the "Drey Lease"); (c) the Operating Agreement, dated as of January 13, 1999, by and between Doe Run and DR Land (the "Operating Agreement"), as the same exists on the date hereof, by Doe Run and DR Land, pursuant to which Doe Run will perform mining operations on the real property which is leased to DR Land pursuant to the Drey Lease; (d) the pledge of the membership interest of Doe Run in DR Land to the Secured Note Trustee; and (e) the guarantee by DR Land of the Indebtedness of Doe Run evidenced by the Senior Notes and the Senior Secured Notes.

        The Drey Lease was purchased by Doe Run from ASARCO (the successor in interest to Ozark) pursuant to the ASARCO Purchase Agreements.

        Subject to the terms and conditions contained herein, Lender consents to: (a) the formation of DR Land; (b) the assignment by Doe Run to DR Land of Doe Run's interest in the Drey Lease; (c) the Operating Agreement; (d) the pledge of the membership interest of Doe Run in DR Land to the Senior Secured Note Trustee as security for the Senior Secured Notes; and (e) the guarantee by DR Land of the Indebtedness of Doe Run evidenced by the Senior Notes and the Senior Secured Notes; PROVIDED, THAT, all of the foregoing have occurred by no later than January 29, 1999.

        The definition of "Senior Secured Note Guarantors" in the Loan Agreement is hereby amended to include, in addition and not in limitation, DR Land.

        Schedule 5.1(b) to the Loan Agreement is hereby amended by adding thereto the material set forth on Exhibit A hereto.

        The consents set forth above shall be subject to each of the following, and Borrowers hereby jointly and severally represent, warrant and covenant with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made part of the Financing Agreements):

        (a) DR Land's sole purpose shall be to hold the right, title and interest in the Drey Lease, to enter into the Operating Agreement and to realize the benefits of the Drey Lease and the Operating Agreement, and the only assets of DR Land shall be the interest of DR Land in the Drey Lease and the Operating Agreement and all rights and proceeds associated therewith; provided, however, such assets shall not include any minerals at any time extracted from any of the property subject to the Drey Lease all of which shall only be transferred to Doe Run immediately upon extraction;

        (b) DR Land shall not conduct any business or engage in any commercial activities except to the extent required by and as specified in the Operating Agreement as in effect on the date hereof;

        (c) each Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly, make any loan or advance money or property to DR Land, or invest in (by capital contribution, dividend or otherwise) DR Land or make any other payment to DR Land or transfer any assets or properties to DR Land or guarantee or otherwise become liable in any respect for any obligations of DR Land, other than the transfer to DR Land of Doe Run's right, title and interest in and to the Drey Lease and Doe Run providing the Services (as such term is defined in the Operating Agreement as in effect on the date hereof) to DR

                Land in accordance with the terms of the Operating Agreement (as in effect on the date hereof) and to make the payments required under the Drey Lease on behalf of DR Land as provided for in the Operating Agreement (as in effect on the date hereof), but only to the extent that Doe Run has been reimbursed by the transfer by DR Land to Doe Run of minerals mined and extracted pursuant to the Drey Lease (which transfer shall be free and clear of any liens, security interests, claims and other encumbrances) and; PROVIDED, THAT, any payment by Doe Run to DR Land or made by Doe Run on behalf of DR Land shall only be made when due under the terms of the Drey Lease and shall only exceed the amounts required to be paid to the lessors under the Drey Lease as set forth in the Operating Agreement as in effect on the date hereof;

        (d) a true, correct and complete copy of the Operating Agreement is annexed hereto as Exhibit B;

        (e) promptly after the end of each fiscal quarter, DR Land shall make a distribution to its sole member, Doe Run, of substantially all of its tangible assets (including any cash or cash equivalents) other than its interest in the Drey Lease and the Operating Agreement;

        (f) Lender shall have received true, correct and complete copies of all the documents relating to the formation of DR Land, the transfer to DR Land of the Drey Lease, and the pledge of the membership interest of Doe Run in DR Land to the Secured Note Trustee; EXCEPT, THAT, in the case of such pledge, Lender shall have received true, correct and complete copies of such documents within five (5) days hereof and such documents shall be in form and substance similar to the draft pledge documents received by Lender as of the date hereof;

        (g) Lender shall have received, in form and substance satisfactory to Lender, the guarantee by DR Land of the Obligations of Borrowers in favor of Lender, duly authorized, executed and delivered by DR Land;

        (h) Lender shall have received, in form and substance satisfactory to Lender, the Manager's Certificate of Member's and Manager's Resolutions, Operating Agreement, Incumbency and Member's Consent duly authorized, executed and delivered by Doe Run; and

        (i) Lender shall have received an original of this letter agreement duly authorized, executed and delivered by Borrowers.

        The terms herein shall not limit or otherwise affect in any manner whatsoever the rights of the Lender to require Borrowers to execute and deliver or cause to be executed, delivered or obtained any further agreements, documents or instruments as provided in the Financing Agreements. The parties hereto acknowledge, confirm and agree that the failure of

Borrowers to comply with the representations, warranties and covenants set forth herein shall constitute an Event of Default under the Loan Agreement.

        This letter agreement may be executed in counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this letter agreement, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties thereto.

                                      Very truly yours,

                                      CONGRESS FINANCIAL CORPORATION

                                      By: /s/ Herbert Korn
                                         ----------------------------

                                      Title: Assistant Vice President
                                            -------------------------

ACKNOWLEDGED:

THE DOE RUN RESOURCES CORPORATION

By: /s/ Marvin K. Kaiser
   ------------------------------

Title: Vice President/CFO
      ---------------------------

FABRICATED PRODUCTS, INC.

By: /s/ Marvin K. Kaiser
   ------------------------------

Title: Vice President/CFO
      ---------------------------